SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: (Date of earliest event reported)	March 21, 2007

ADUDDELL INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Oklahoma	000-24684	73-1587867
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1601 N.W. Expressway, Suite 1500 Oklahoma City, Oklahoma 73118
(Address of principal executive offices) (Zip Code)

(405) 810-2969
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Information to be Included in the Report

Item 1.01	Entry into a Material Definitive Agreement.

As reported on Form 8-K filed January 8, 2007, Aduddell Industries, Inc. (the “Company”) and Greg Hayden entered into a Stock Purchase Agreement (the “Agreement”) dated December 29, 2006, pursuant to which the Company will acquire all of the issued and outstanding capital stock of Hayden Building Maintenance Corporation. (“Hayden”) and Hudson Valley Roofing and Sheet Metal, Inc. (“Hudson”), both New York corporations.

On March 21, 2007, the parties executed an Extension Agreement extending the closing date to May 18, 2007. A copy of the executed Extension Agreement is attached as Exhibit 99.1.

The Closing of the Agreement is subject to customary conditions to closing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

99.1	Extension Agreement dated March 21, 2007, between Aduddell Industries, Inc., an Oklahoma corporation and Greg Hayden, an individual resident in New York

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADUDDELL INDUSTRIES, INC.

/s/ Reggie Cook
Reggie Cook

Chief Financial Officer and Secretary

March 27, 2007

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Extension Agreement dated March 21, 2007, between Aduddell Industries, Inc., an Oklahoma corporation and Greg Hayden, an individual resident in New York	Filed herewith electronically

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